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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Tylan General, Inc. on Form S-4 of our report dated December 13, 1995, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

San Diego, California
June 12, 1996